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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 1, 1999
                                                           -------------


                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                      1-4174              73-0569878
      ---------------             -----------        -------------------
      (State or other             (Commission         (I.R.S. Employer
      jurisdiction of             File Number)       Identification No.)
      incorporation)



     One Williams Center, Tulsa, Oklahoma                        74172
   ----------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

         The Williams Companies, Inc., (the "Company") reported audited 1998 net income of $127.5 million, or 28 cents per share on a diluted basis.

Item 7.    Financial Statements and Exhibits.

The Company files the following exhibit as part of this report:

           Exhibit 99. Copy of the Company's press release, dated March 1, 1999, publicly announcing the earnings reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE WILLIAMS COMPANIES, INC.




Date: March 1, 1999                      /s/ WILLIAM G. VON GLAHN
                                        ----------------------------------------
                                        Name: William G. von Glahn
                                        Title: Senior Vice President
                                               and General Counsel



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                               Index to Exhibits

Exhibit
Number         Description
-------        -----------
  99           Copy of the Company's press release, dated March 1, 1999,
               publicly announcing the earnings reported herein.